INVOICE

CL-2301/04

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD
COMPANY ID: 201901005005 (1314332-U)
NO. 10-2, JALAN TANJUNG SD 13/2,
BANDAR SRI DAMANSARA,
52200 KUALA LUMPUR

Bill to :
KLC VENTURES SDN BHD

Invoice Date : 12/01/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1.00	.01,100.00	101,100.00

- PHP Web Base Software Backend Development
- App Base Front End Development
- Server Storage Development
- Infra of Software / Server
- UAT Testing
- Firewall Infra / Software Security SSL

Details: Refer to Appendix A

RINGGIT MALAYSIA : ONE HUNDRED ONE THOUSAND AND ONE HUNDRED ONLY

Total (RM) **101,100.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to : Maybank account : [redacted]

CL Technologies

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U)
No.10-2 , Jalan Tanjung SD 13/2 , Bandar Sri Damansara
52200 , Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 08/01/2023

TO : KLC VENTURES SDN BHD

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1	101,100.00	101,100.00
	• PHP Web Base Software Backend Development			
	• App Base Front End Development			
	• Server Storage Development			
	• Infra of Software / Server			
	• UAT Testing			
	• Firewall Infra / Software Security SSL			
	Details: Refer to Appendix A			

Sub Total (RM) : **101,100.00**

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Ng Chen Lok

CL Technologies

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U)
No.10-2 , Jalan Tanjung SD 13/2 , Bandar Sri Damansara
52200 , Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO: AF-2301/04
INVOICE NO: CL-2301/04
DATE : 12/01/2023

TO : KLC VENTURES SDN BHD

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1	101,100.00	101,100.00
	• PHP Web Base Software Backend Development			
	• App Base Front End Development			
	• Server Storage Development			
	• Infra of Software / Server			
	• UAT Testing			
	• Firewall Infra / Software Security SSL			
	Details: Refer to Appendix A			

Sub Total (RM) : 101,100.00

Confirmed by Client :

Acknowledged By:

Software Development Agreement

This Software Development Agreement (the "**Agreement**" or "**Software Development Agreement**") dated 27.12.2022 is between KLC Ventures Sdn Bhd (the "**Client**") having its principal place of business at 1-8-2, Plaza Bukit Jalil (Aurora Sovo) No 1 Persiaran Jalil 1, Bandar Bukit Jalil, 57000 Kuala Lumpur, W.P.K.L. and CL Technologies (International) Sdn Bhd (the "**Developer**") having its principal place of business at No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur who agrees to bound by this Agreement and will become effective upon the date of signing and shall continue until the satisfactory completion of the project.

WHEREAS, the Client has conceptualized an Office Management Software (the "**Software**") which is described in further detail on Appendix A, and the Developer is the contractor with whom the Client has come to an agreement to develop the Software.

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties to this Software Development Agreement, the Developer and the Client (individually, each a "**party**" and collectively, the "**Parties**") covenant and agrees as follows:

1. SCOPE OF WORK
   - **1.1. Services.** The Developer agrees to provide the according services,
     - **1.1.1.** The Developer shall complete both the designing and development of the Software according to the milestones as shown in Appendix A.
     - **1.1.2.** The Developer shall perform multiple testing on the Software to ensure the quality assurance of the Software.
     - **1.1.3.** The Developer shall provide to the Client after Delivery Date, implementation support, including training sessions of the Software if requested by the Client.
     - **1.1.4.** The Developer shall provide regular process updates and milestones report to the Client.
     - **1.1.5.** For a period of 30 days post-final delivery of the product, the Developer shall provide the Client maintenance and support solving problems regarding to the operation of the Software.

1.2. **Delivery.** The Developer undertakes to deliver the completed Software to the Client by a week before the Invoice is provided. Any unforeseen delays will be promptly communicated between the Client and the Developer, accompanied by a revised project timeline.

2. ADDITIONAL WORK/CHANGE REQUESTS

2.1. **Scope Changes.** Any additional work requested by the Client outside the original scope of the agreement will be considered as a change request. The Client shall submit a detailed description of the requested changes to the Developer.

2.2. **Change Request.** Any additional work requested by the Client will result additional charges. The Developer shall provide the Client with a written estimated additional cost relating with the change request, including any adjustments to the project timeline.

3. PAYMENT

3.1. **Fees.** In consideration of the services rendered, the Client agrees to pay the Developer the total amount according from the detailed invoice and to the following detailed payment schedule,

3.1.1. An initial payment of 50% upon signing of this Agreement to ensure the Developer's service and to initiate the development.

3.1.2. A second payment of 30% upon the successful delivery and acceptance of the prototype.

3.1.3. Final payment of 20% upon the final delivery and acceptance of the Software.

3.2. **Accepted Payment Method.** The Client agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque or Cash specified by the Developer.

3.3. **Late Payment Interest.** Late payments may incur interest at a rate of 1.5% per month after 30 calendar days from the due date.

3.4. **Invoice.** A detailed invoice shall be provided by the Developer once both parties agreed and signed this contract agreement.

4. INTELLECTUAL PROPERTY

4.1. **Ownership.** Upon full payment, all rights, titles and interest in the Software, including intellectual property rights, will be irrevocably and exclusively transferred to the Client.

4.2. **Marketing.** The Developer retains the right to showcase the Software as part of its portfolio and for marketing purpose. The Developer agrees not to disclose any

proprietary or confidential information belonging to the Client during such showcasing.

4.3. License. The Client is granted a perpetual, non-exclusive license from the Developer to use the Software for internal purposes.

4.4. Source Code. The Developer shall provide the Client with a copy of source code upon final payment, allowing the Client to modify and enhance the Software independently.

4.5. Ownership Waiver. The Developer agrees not to claim any such ownership in the Software's intellectual property at any time prior to or after the completion and delivery of the Software to the Client.

5. CONFIDENTIALITY

5.1. Confidentiality Obligations. Both parties mutually agreed to maintain confidentiality of all proprietary and non-public information (including, without limitation, (i) Business method, (ii) Proprietary technical documentation, and (iii) All information relating to the Products and operations) disclosed during the project.

5.2. Duration of Confidentiality. The Confidentiality obligations shall survive the termination of expiration of this Agreement permanently.

6. WARRANTIES

6.1. Performance. The Developer warrants that the Software will be operating according to specifications shown in Appendix A.

6.2. Disclaimer. The Developer disclaims any other warranties, express or implied, including fitness for a particular purpose, and makes no guarantees regarding the uninterrupted or error free operation of the Software.

6.3. Bug Fixes. For a period of 30 days post-final delivery, The Developer agrees to provide prompt bug fixes and new updates for the Software. The Client shall report any bugs or issues to the Developer, providing clear and detailed information to assist the Developer in reproducing and addressing the problem.

7. GOVERNING LAW AND JURISDICITION.

7.1. Governing Law. This Agreement is governed by Laws of Malaysia.

7.2. Jurisdiction. Any disputes arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts of Malaysia.

8. TERMINATION
   8.1. **Termination for Convenience.** Either party may terminate this Agreement with 7 days of written notice.
   8.2. **Termination of Cause.** Either party may terminate immediately for a material breach, (including, without limitation, (i) Breaching confidentiality obligations, (ii) Failure of payment, (iii) Violation of intellectual property).
   In the event of termination caused by the Client, the Developer shall refund any unearned portion of the fees paid for work not yet performed as of the termination date.
   In the event of termination caused by the Developer, the Client shall pay the Developer for all work completed up to the termination date, including any expenses incurred.
   8.3. **Effect of Termination.** Upon termination, the Client shall promptly return any deliverables, documentations, or other materials provided by the Developer, without retaining any copies thereof.

9. MISCELLANEOUS
   9.1. **Entire Agreement.** This Agreement, including its appendix, constitutes the entire understanding between the parties and supersedes any prior agreement.
   9.2. **Amendments.** Any amendments or modifications must be writing and signed by both parties.
   9.3. **Notices.** Any notices or communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally or recognized courier service, or when sent by email with confirmation of receipt.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Developer)
Representative name) Ng Chen Lok @ Kevin

Signed by the Client)
Representative name)

CL Technologies

CL Technologies (International) Sdn Bhd (1314332-U)
No 10, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Appendix A

Client: KLC Ventures Sdn Bhd

Agreed Price of Software Development: RM101,100.00

Office Management Software Development

- PHP Web Base Software Backend Development
- App Base Front End Development
- Server Storage Development
- Infra of Software/Server
- UAT Testing
- Firewall Infra/Software Security SSL

Time Schedule:

1. Version I delivery & testing	- 01.01.2023
2. Version II delivery & UAT	- 04.01.2023
3. Final version delivery & UAT	- 08.01.2023
4. Delivery & Implementation Source Code Installation	- 12.01.2023

INVOICE

SAG-2306/01(B)

SAGTEC GROUP SDN BHD (Formerly Known As Signage Alliance Group Sdn Bhd)
COMPANY ID: 201801021489 (1283508-P)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
KLC VENTURES SDN BHD
1-8-2, PLAZA BUKIT JALIL (AURORA SOVO)
NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL,
57000 KUALA LUMPUR W.P. KUALA LUMPUR

Invoice Date : 02/06/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	SOCIAL MEDIA MANAGEMENT Customer Social Media platform Management Service Provided Service of manage and analysis client authorised Social Media platform			
2	Content Copy Writing: RM300/content (4 platform)	175.00	300.00	52,500.00
3	Posting Management: RM300/Posting (4 Platform)	175.00	300.00	52,500.00
4	Content Graphic Design: RM400/raw design	150.00	400.00	60,000.00
5	Posting Analysis Feed: RM50/ Feed in	155.00	50.00	7,750.00
6	Discount	1.00	-190.00	(190.00)

Remarks: For the month of June 2023

RINGGIT MALAYSIA : ONE HUNDRED SEVENTY TWO THOUSAND FIVE HUNDRED AND

Total (RM) **172,560.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to : RHB account [redacted]
: RHB account [redacted]
: Maybank account [redacted]
: Affin Bank account : [redacted]
: Affin Bank account : [redacted]

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 01/06/2023

TO : **KLC VENTURES SDN BHD**

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	SOCIAL MEDIA MANAGEMENT			
	Customer Social Media platform Management			
	Service			
	Provided Service of manage and analysis client			
	authorised Social Media platform			
2	Content Copy Writing: RM300/content (4 platform)	175	300.00	52,500.00
3	Posting Management: RM300/Posting (4 Platform)	175	300.00	52,500.00
4	Content Graphic Design: RM400/raw design	150	400.00	60,000.00
5	Posting Analysis Feed: RM50/ Feed in	155	50.00	7,750.00
6	Discount	1	-190.00	-190.00
	Remarks: For the month of June 2023			

Sub Total (RM) : 172,560.00

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Lau Sian Choon

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO: AF-2306/01(B)
INVOICE NO: SAG-2306/01(B)
DATE : 02/06/2023

TO : KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	SOCIAL MEDIA MANAGEMENT			
	Customer Social Media platform Management			
	Service			
	Provided Service of manage and analysis client			
	authorised Social Media platform			
2	Content Copy Writing: RM300/content (4 platform)	175	300.00	52,500.00
3	Posting Management: RM300/Posting (4 Platform)	175	300.00	52,500.00
4	Content Graphic Design: RM400/raw design	150	400.00	60,000.00
5	Posting Analysis Feed: RM50/ Feed in	155	50.00	7,750.00
6	Discount	1	-190.00	-190.00
	Remarks: For the month of June 2023			

Sub Total (RM) : **172,560.00**

Confirmed by Client :

Acknowledged By:

SAGTEC Group Sdn Bhd (1283508-P)
No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Social Media Management Service Agreement

This Social Media Management Agreement dated 02.01.2023 is entitled into between SAGTEC Group Sdn Bhd (**"Contractor"**) and KLC Ventures Sdn Bhd (**"Client"**) (collectively the **"Parties"**).

Scope of Work

The Contractor shall be responsible for scheduling and posting content to the Client's social media channels.

The Contractor agrees to use Client's provided social media accounts and post solely as their brand. The social media channels include Facebook, Instagram, Linkedln, Tiktok, Twitter, Youtube, and Google.

The Contractor shall be responsible for,

1. Social media engagements, such as replying comments, voting polls, replying direct messages on Client's social media channels.
2. Social media monitoring and monitor for activities, mentions, and conversations around the Client and their brand, products, services, and responds in a timely manner.
3. Promoting blogposts across all social media channels.
4. Analyzing social media reports and results from organized campaigns.

The Client shall be responsible for,

1. Capturing, designing, and providing high quality images to post across all social media channels.
2. Providing written contents for Contractor.
3. Writing and publishing blog posts via (Reddit, WordPress, TheStars, Noodou, Wix, etc).

Any changes or modifications to any part of this Agreement will only be in effect once approved in written form by both Parties. The Contractor agrees to ensure that the voice, tone, and overall communication across all platforms represent the brand and is uniform.

Compensation

The Client agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque, or Cash specified by the Contractor. Any late payment may incur interest at a rate of 1.5% per month. Detailed invoice shall be provided upon payment.

Copyright and Intellectual Property

All contents created by the Contractor, including (i) Social Media posts, (ii) Blog posts, (iii) Designs, (iv) Videos and images shall be owned by the Client.

Confidentiality

The Parties agrees to keep all information related to the business confidential. The Contractor agrees to not disclose any confidential or proprietary information to other third parties without the Client's authorization upon signing this Agreement.

The Contractor agrees to not retain any copies of any confidential or propriety information unless authorized by the Client. The Contractor shall inform the Client if they discover about any use or disclosure of confidential information that the Client not yet authorized.

The Contractor is free to work for any other company in the same industry, not including competitors if authorized by the Client. Failure of any of the above shall results termination of the Agreement.

Termination

Either party may terminate this Agreement with 7 days of written notice if the other party breaches any material terms (including, without limitation, (i) Breach confidentiality obligations, (ii) Bankruptcy, (iii) Violation of intellectual property), death or medical conditions, or any conditions of this Agreement.

Upon termination, the Contractor agrees to finish all pending works, projects or assignments given by the Client and permanently delete all information or programs related to the Client from their devices. The Contractor agrees to provide a written notice indicating they have compiled with these rules.

Jurisdiction and Venue

In the event of any dispute over this agreement, this Data Management Service Agreement will be interpreted by the laws of Malaysia, and any lawsuit or arbitration must be brought in the corresponding region of Malaysia. If any portion of this agreement is found to be unenforceable by a court of competent jurisdiction, the remainder of the agreement would still have full force and effect.

Entire Agreement

This Agreement constitutes the entire understanding between the parties and supersedes all prior agreements, whether written or oral. No modification to this Agreement can be made unless writing signed by both Parties.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Contractor)
Representative name)

Signed by the Client)
Representative name)

INVOICE

SAG-2312/15

SAGTEC GROUP SDN BHD (Formerly Known As Signage Alliance Group Sdn Bhd)
COMPANY ID: 201801021489 (1283508-P)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
KLC VENTURES SDN BHD
1-8-2, PLAZA BUKIT JALIL (AURORA SOVO)
NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL,
57000 KUALA LUMPUR W.P. KUALA LUMPUR

Invoice Date : 15/12/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	RASTER DATA MANAGEMENT, EDITING & ANALYSIS Total input from client FTP to HK server 0250 Input Equal : 6,100 sq data Input RM 15/ Sq i. Edit metadata details ii. Raw Data arrangement iii. Raw Data analysis & storage categories	6,100.00	15.00	91,500.00
2	DISCOUNT	1.00	-1,400.00	(1,400.00)

Remarks: For the month of December 2023

RINGGIT MALAYSIA : NINETY THOUSAND AND ONE HUNDRED ONLY

Total (RM) **90,100.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to
: RHB account : [redacted]
: RHB account : [redacted]
: Maybank account : [redacted]
: Affin Bank account : [redacted]
: Affin Bank account : [redacted]

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 05/12/2023

TO : **KLC VENTURES SDN BHD**

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	RASTER DATA MANAGEMENT, EDITING& ANALYSIS	6,100	15.00	91,500.00
	Total input from client FTP to HK server 0250			
	Input Equal : 6,100 sq data Input			
	RM 15/ Sq			
	i. Edit metadata details			
	ii. Raw Data arrangement			
	iii. Raw Data analysis & storage categories			
2	DISCOUNT	1	-1,400.00	-1,400.00
	Remarks: For the month of December 2023			

Sub Total (RM) : 90,100.00

Confirmed by Client :

Acknowledged By:

Prepared by:

Sales Person: Lim Shu Hoon

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO: AF-2312/15
INVOICE NO: SAG-2312/15
DATE : 15/12/2023

TO : KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	RASTER DATA MANAGEMENT, EDITING& ANALYSIS	6,100	15.00	91,500.00
	Total input from client FTP to HK server 0250			
	Input Equal : 6,100 sq data Input			
	RM 15/ Sq			
	i. Edit metadata details			
	ii. Raw Data arrangement			
	iii. Raw Data analysis & storage categories			
2	DISCOUNT	1	-1,400.00	-1,400.00
	Remarks: For the month of December 2023			

Sub Total (RM) : 90,100.00

Confirmed by Client :

Acknowledged By:

SAGTEC Group Sdn Bhd (1283508-P)
No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Data Management Service Agreement

This Data Management Agreement (the "**Agreement**") dated 02.01.2023 is entered upon signing by and between the KLC Ventures Sdn Bhd (the "**Owner**") having its principal place of business at 1-8-2, Plaza Bukit Jalil (Aurora Sovo) No 1 Persiaran Jalil 1, Bandar Bukit Jalil, 57000 Kuala Lumpur, W.P.K.L. and SAGTEC Group Sdn Bhd (the "**Processor**") having its principal place of business at No. 43-2, Jalan Besar Kepong, Metro Prima, 52100 Kepong, Kuala Lumpur who agrees to bound by this Agreement and will become upon the date of signing and shall continue until the satisfactory completion of the project.

WHEREAS, SAGTEC Group Sdn Bhd acts as the Processor and the company KLC Ventures Sdn Bhd wishes to subcontract certain Services. Which may require the processing and management of personal data. Both Parties seek to implement a data management agreement in compliance with the requirements under the General Data Protection Regulations, and any other Data Protection regulations.

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties to this Data Management Agreement, the Processor and the Owner (individually, each a "**party**" and collectively, the "**Parties**") covenant and agrees as follows:

1. **RESPONSIBILITIES**
   1.1. **Data Management Service.** The Processor agrees to provide the according services,
      1.1.1. The Processor shall provide data management and processing services as shown in Appendix A.
      1.1.2. The Processor agrees to maintain ongoing applicable Data Protection Laws in the processing of personal data.
      1.1.3. The Processor agrees to not process data other than that which is covered by the Owner's company documented instructions.
      1.1.4. The Processor shall take responsible measures to ensure that any employees, agent or contractors of any Contracted Processor who may have access to the personal data, complies with the applicable Data Security Laws in the same and equal manner in which the Processor complies with such laws.

2. **SECURITY OF DATA MANAGEMENT**
   2.1. The Processor shall implement the appropriate technical and organizational measures to ensure a level of security appropriate to mitigate security risks.
   2.2. The Processor shall take account of particular risks associated with a Personal Data breach and establish a process by which to address and remedy the breach.

3. **COMPENSATIONS**
   3.1. The Owner agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque, and Cash specified by the Processor.
   3.2. Late payment may incur interest at a rate of 1.5% per month after 30 calendar days from the due date.
   3.3. A detailed invoice shall be provided by the Processor once both parties agreed and signed this contract agreement.

4. **SUBPROCESSING**
   4.1. The Processor shall not appoint, or disclose any Owner's company Personal Data to, any Subprocessor unless explicitly authorized by the Company.

5. **DATA SUBJECT RIGHTS**
   5.1. Data Subjects are those individuals who share their personal information with Owner's Company, which thereby shares such information with the Processor.

5.2. Processor shall assist the Owner's Company in the implementation of appropriate technical and organizational measures to respond to requests by Data Subjects under applicable Data Protection Laws.

5.3. Processor is required to notify Owner of any request to Data Subjects with respect to their Personal Data.

5.4. Processor shall ensure that it does not respond to a Data Subject request unless explicitly authorized by the Owner's Company or as required by applicable Data Protection Laws.

6. DATA BREACH

6.1. Processor shall notify the Owner immediately without any undue delay if the Processor is aware of a Personal Data Breach that will affects the Owner's Company Personal Data, and shall provide the Owner with sufficient information to allow the Owner to fulfil its reporting obligations and inform the affected Data Subjects of such breach.

6.2. The Processor must cooperate with the Owner's Company and take commercially reasonable steps to assists in investigation, mitigation, and remediation of the breach.

7. RETURN OR DELETION OF DATA

7.1. Upon the cessation of its services to the Owner's Company, Processor shall delete all copies of the Company Personal Data within 10 business days of cessation of Services.

8. AUDIT RIGHTS

8.1. Processor shall make available upon Owner's Company request, all information necessary to demonstrate Processor's compliance with this Agreement, and shall allow for and cooperate with audits, including inspections by the Company or an auditor authorized by the Owner's Company.

9. TERMINATIONS

9.1. Either party may terminate this Agreement with 7 days of written notice.

9.2. The non-breaching party shall specify the cause of termination of this Agreement in the termination notice. If the breaching party is able to remedy the breach, the Agreement may not be terminated.

9.3. Either party may terminate immediately upon written notice if the other party becomes insolvent, files for bankruptcy, or is subject to any similar insolvency proceeding.

9.4. Upon termination of the Agreement:
The Processor shall promptly return or securely dispose of all personal data in its possession in accordance with applicable data protection laws.
The Owner shall pay any outstanding payment owed to the Processor up to the effective date of termination.

10. CONFIDENTIALITY

10.1. Both parties must agree to keep this Agreement and any related information it receives about the other Party and its business related to this Agreement, confidentiality and neither party shall disclose such information without prior written consent of the Party unless, (i) disclose is required by law; or (ii) the relevant information is already in the public domain.

11. MISCELLANEOUS

11.1. All notices and communications given under this Agreement must be made in writing and be delivered personally, either sent by post or by email to the addresses set out in the heading of this Agreement. This Agreement is governed by the laws of Malaysia.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Processor)
Representative name) Ng Chen Lok @ Kevin

Signed by the Owner)
Representative name)

INVOICE

SAG-2312/10

SAGTEC GROUP SDN BHD (Formerly Known As Signage Alliance Group Sdn Bhd)
COMPANY ID: 201801021489 (1283508-P)
NO 43-2, JALAN BESAR KEPONG,
52100 KEPONG,
KUALA LUMPUR

Bill to :
KLC VENTURES SDN BHD
1-8-2, PLAZA BUKIT JALIL (AURORA SOVO)
NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL,
57000 KUALA LUMPUR W.P. KUALA LUMPUR

Invoice Date : 12/12/2023
Terms : CASH ON DELIVERY
Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	Standing Food Ordering Kiosk With Touch Screen • Android Version • 32" LCD Touch Screen • Card Reader (bank card) • QR Scanner • Cash Note Component X2 • Wifi/Lan Supported Remarks : Warranty 18 Month RM 23,200 / Unit	9.00	23,200.00	208,800.00
2	Transportation charges	1.00	6,200.00	6,200.00

RINGGIT MALAYSIA : TWO HUNDRED AND FIFTEEN THOUSAND ONLY

Total (RM) **215,000.00**

Notes
Thanks for your business.

Terms & Condition :
Term : COD
Kindly pay to : RHB account : [redacted]
: RHB account : [redacted]
: Maybank account : [redacted]
: Affin Bank account : [redacted]
: Affin Bank account : [redacted]

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE : 08/12/2023

TO : KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	Standing Food Ordering Kiosk With Touch Screen	9	23,200.00	208,800.00
	• Android Version			
	• 32" LCD Touch Screen			
	• Card Reader (bank card)			
	• QR Scanner			
	• Cash Note Component X2			
	• Wifi/Lan Supported			
	Remarks : Warranty 18 Month			
	RM 23,200 / Unit			
2	Transportation charges	1	6,200.00	6,200.00

Sub Total (RM) : 215,000.00

Confirmed by Client:

Acknowledged By:

Prepared by:

Sales Person: Lau Sian Choon

SAGTEC GROUP SDN BHD (1283508-P)
No 43-2, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

DELIVERY ORDER

DO NO: DO-2312/10
INVOICE NO: SAG-2312/10
DATE : 12/12/2023

TO : KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	Standing Food Ordering Kiosk With Touch Screen	9	23,200.00	208,800.00
	• Android Version			
	• 32" LCD Touch Screen			
	• Card Reader (bank card)			
	• QR Scanner			
	• Cash Note Component X2			
	• Wifi/Lan Supported			
	Remarks : Warranty 18 Month			
	RM 23,200 / Unit			
2	Transportation charges	1	6,200.00	6,200.00

Sub Total (RM) : **215,000.00**

Confirmed by Client :

Acknowledged By: